Exhibit 99.3
Last Updated     7/30/2008
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter

2008

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	EARNINGS CONTRIBUTION BY SUBSIDIARY ($ Millions)

1	Arizona Public Service	$(6)	$125			$119	$40
2	Pinnacle West Energy	—	—			—	—
3	APS Energy Services	—	—			—	—
4	SunCor	(1)	(5)			(6)	(16)
5	El Dorado	(1)	(5)			(6)	(4)
6	Parent Company	4	(1)			2	(7)

7	Income From Continuing Operations	(4)	114	—	—	109	13

	Income (Loss) From Discontinued Operations — Net of Tax
8	Silverhawk	—	—			—	—
9	SunCor	—	20			20	20
10	Other	—	—			—	—

11	Total	—	20	—	—	20	20

12	Net Income	$(4)	$134	$—	$—	$129	$33

	EARNINGS PER SHARE BY SUBSIDIARY — DILUTED

13	Arizona Public Service	$(0.06)	$1.24			$1.18	$0.39
14	Pinnacle West Energy	—	—			—	—
15	APS Energy Services	—	—			—	—
16	SunCor	(0.01)	(0.05)			(0.06)	(0.16)
17	El Dorado	(0.02)	(0.05)			(0.06)	(0.04)
18	Parent Company	0.04	(0.01)			0.03	(0.05)

19	Income From Continuing Operations	(0.05)	1.13	—	—	1.09	0.14

	Income (Loss) From Discontinued Operations — Net of Tax
20	Silverhawk	—	—			—	—
21	SunCor	—	0.20			0.19	0.19
22	Other	0.01	—			—	—

23	Total	0.01	0.20	—	—	0.19	0.19

24	Net Income	$(0.04)	$1.33	$—	$—	$1.28	$0.33

25	BOOK VALUE PER SHARE	$35.22	$37.22 *			$37.22 *	$3.09

	COMMON SHARES OUTSTANDING (Thousands)
26	Average — Diluted	100,521	100,917			100,917	138
27	End of Period	100,486	100,706			100,706	416

*	Estimate
See Glossary of Terms.

Last Updated     7/30/2008
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter

2008

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	ELECTRIC OPERATING REVENUES (Dollars in Millions)

	REGULATED ELECTRICITY SEGMENT
	Retail
28	Residential	$271	$365			$636	$55
29	Business	300	396			696	90

30	Total retail	571	761	—	—	1,332	145
	Wholesale revenue on delivered electricity
31	Traditional contracts	12	22			34	20
32	Off-system sales	24	30			54	37
33	Transmission for others	7	8			15	1
34	Other miscellaneous services	9	8			17	2

35	Total regulated operating electricity revenues	623	829	—	—	1,452	205

	MARKETING AND TRADING
36	Electricity and other commodity sales	57	51			108	(57)

37	Total operating electric revenues	$680	$880	$—	$—	$1,560	$148

	ELECTRIC SALES (GWH)

	REGULATED ELECTRICITY SEGMENT
	Retail sales
38	Residential	2,774	3,112			5,886	(135)
39	Business	3,338	3,990			7,328	39

40	Total retail	6,112	7,102	—	—	13,214	(96)
	Wholesale electricity delivered
41	Traditional contracts	222	319			541	104
42	Off-system sales	416	610			1,026	473
43	Retail load hedge management	162	159			321	(50)

44	Total regulated electricity	6,912	8,190	—	—	15,102	431

	MARKETING AND TRADING
45	Wholesale sales of electricity	920	894			1,814	(2,757)

46	Total electric sales	7,832	9,084	—	—	16,916	(2,326)

See Glossary of Terms.

Last Updated     7/30/2008
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter

2008

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	POWER SUPPLY ADJUSTOR (“PSA”) - REGULATED ELECTRICITY SEGMENT (Dollars in Millions)

47	Deferred fuel and purchased power regulatory asset — beginning balance	$111	$50			$111	$(49)
48	Deferred fuel and purchased power costs — current period	(11)	37			26	(103)
49	Regulatory disallowance	—	—			—	14
50	Interest on deferred fuel	1	—			1	(2)
51	Amounts recovered through revenues	(51)	(64)			(115)	26

52	Deferred fuel and purchased power regulatory asset — ending balance	$50	$23	$—	$—	$23	$(114)

	MARKETING AND TRADING PRETAX GROSS MARGIN ANALYSIS (Dollars in Millions)

	Realized and Mark-To-Market Components
53	Electricity and other commodity sales, realized (a)	$5	$4			$9	$(30)
54	Mark-to-market reversals on realized sales (a) (b)	—	1			2	7
55	Change in mark-to-market value of forward sales	1	—			—	2

56	Total gross margin	$6	$5	$—	$—	$11	$(21)

	By Pinnacle West Entity

57	APS	$—	$—			$—	$(6)
58	Pinnacle West	7	4			10	(10)
59	APS Energy Services	(1)	1			1	(5)
60	Pinnacle West Energy	—	—			—	—

61	Total gross margin	$6	$5	$—	$—	$11	$(21)

Future Marketing and Trading Mark-to-Market Realization
As of June 30, 2008, Pinnacle West had accumulated net mark-to-market gains of $0.8 million related to our power marketing and trading activities. We estimate that these gains will be reclassified to realized gains as the underlying commodities are delivered, as follows: 2008, $0.2 million; and thereafter, $0.6 million.

(a)	Net effect on pretax gross margin from realization of prior-period mark-to-market included in line 53 and in line 54 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not earnings recognition. The arithmetic opposites of amounts included in line 53 are included in line 54. For example, line 54 shows that a prior-period mark-to-market loss of $1 million was transferred to “realized” for the first quarter of 2008. A $1 million realized loss is included in the $4 million on line 53 for the first quarter of 2008.

(b)	Quarterly amounts do not total to annual amounts because of intra-year mark-to-market eliminations.
See Glossary of Terms.

Last Updated     7/30/2008
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter

2008

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	AVERAGE ELECTRIC CUSTOMERS

	Retail customers
62	Residential	982,459	975,594			979,026	15,264
63	Business	122,833	123,802			123,318	4,097

64	Total	1,105,292	1,099,396	—	—	1,102,344	19,361
65	Wholesale customers	50	54			52	(11)

66	Total customers	1,105,342	1,099,450	—	—	1,102,396	19,350

67	Customer growth (% over prior year)	2.0%	1.6%			1.8%	(1.9)%

	RETAIL SALES (GWH) - WEATHER NORMALIZED

68	Residential	2,694	3,247			5,941	64
69	Business	3,300	4,034			7,334	129

70	Total	5,994	7,281	—	—	13,275	193

	RETAIL USAGE (KWh/Average Customer)

71	Residential	2,824	3,190			6,012	(235)
72	Business	27,175	32,229			59,424	(1,715)

	RETAIL USAGE - WEATHER NORMALIZED (KWh/Average Customer)

73	Residential	2,742	3,328			6,068	(30)
74	Business	26,865	32,581			59,468	(966)

	ELECTRICITY DEMAND (MW)

75	Native load peak demand	4,404	6,778			6,778	73
See Glossary of Terms.

Last Updated     7/30/2008
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter

2008

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	ENERGY SOURCES (GWH)

	Generation production
76	Nuclear	2,315	1,856			4,171	26
77	Coal	2,906	3,227			6,133	(296)
78	Gas, oil and other	1,148	1,516			2,664	(5)

79	Total generation production	6,369	6,599	—	—	12,968	(275)

	Purchased power
80	Firm load	740	1,603			2,343	389
81	Marketing and trading	1,205	1,421			2,626	(2,599)

82	Total purchased power	1,945	3,024	—	—	4,969	(2,210)

83	Total energy sources	8,314	9,623	—	—	17,937	(2,485)

	POWER PLANT PERFORMANCE

	Capacity Factors
84	Nuclear	92%	74%			83%	(2)%
85	Coal	76%	85%			81%	(4)%
86	Gas, oil and other	16%	21%			18%	(1)%
87	System average	47%	49%			48%	(2)%

	Generation Capacity Out of Service and Replaced for Native Load (average MW/day) (a)
88	Nuclear	8	298			153	(11)
89	Coal	327	152			234	38
90	Gas	356	180			296	(40)

91	Total	691	630	—	—	683	(13)

(a)	Includes planned and unplanned outages
See Glossary of Terms.

Last Updated     7/30/2008
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter

2008

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	ENERGY MARKET INDICATORS (a)

	Electricity Average Daily Spot Prices ($/MWh)
	On-Peak
92	Palo Verde	$69.40	$90.47			$79.94	$20.31
93	SP15	$79.09	$97.41			$88.25	$23.87
	Off-Peak
94	Palo Verde	$56.39	$59.20			$57.80	$16.04
95	SP15	$62.35	$66.73			$64.54	$18.54

	WEATHER INDICATORS

	Actual
96	Cooling degree-days	105	1,540			1,645	(235)
97	Heating degree-days	583	—			583	(14)
98	Average humidity	40%	17%			29%	2%
	10-Year Averages
99	Cooling degree-days	96	1,554			1,650	—
100	Heating degree-days	517	28			545	—
101	Average humidity	42%	22%			32%	0%

	ECONOMIC INDICATORS

	Building Permits — Metro Phoenix (b) (d)
102	Single-family	2,991	2,427			5,418	(6,650)
103	Multi-family	1,888	1,462			3,350	(2,060)

104	Total	4,879	3,889	—	—	8,768	(8,710)

	Arizona Job Growth (c) (d)
105	Payroll job growth (% over prior year)	0.1%	(0.4)%			(0.1)%	(2.1)%
106	Unemployment rate (%, seasonally adjusted)	4.1%	4.2%			4.1%	0.4%

Sources:

(a)	Average of daily prices obtained and used with permission from Dow Jones & Company, Inc.

(b)	Arizona Real Estate Center, Arizona State University W.P. Carey College of Business

(c)	Arizona Department of Economic Security

(d)	Economic indicators reflect periods ended May 31, 2008 (latest available data).
See Glossary of Terms.